                                       Securities and Exchange Commission
                                             Washington, D.C. 20549

                                         --------------------------------------

                                                    FORM 8-K

                                                 CURRENT REPORT
                                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 15, 2004

                                              The Phoenix Companies, Inc.
                                ---------------------------------------------------------
                             (Exact Name of Registrant as Specified in Its Charter)

              Delaware                                  1-16517                                06-1599088
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    (State or Other Jurisdiction                (Commission File Number)                      (IRS Employer
         of Incorporation)                                                                 Identification No.)

               One American Row, Hartford, CT                                          06102-5056
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          (Address of Principal Executive Offices)                                     (Zip Code)

         Registrant's telephone number, including area code:                             (860) 403-5000
                                                                            -----------------------------------

                                                     NOT APPLICABLE
                                ---------------------------------------------------------
                          (Former Name or Former Address, if Changed Since Last Report)

ITEM 9.       REGULATION FD DISCLOSURE

              On March 15, 2004 The Phoenix Companies, Inc. announced in a news release that it had filed its
Annual Report on Form 10-K for the fiscal year ended December 31, 2003 with the Securities and Exchange
Commission, and that, due to a change in accounting methodology related to the Company's accounting for certain collateralized obligations pools and for the adoption of a new accounting standard, FIN 46-R, such report includes revisions to previously reported 2003, 2002 and 2001 net income and certain balance sheet amounts.

ITEM 7.       EXHIBITS

              99.1 News release of The Phoenix Companies, Inc. dated March 15, 2004, regarding the filing described in Item 9.

                                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             THE PHOENIX COMPANIES, INC.

Date: March 15, 2004                         By:     /s/ Scott R. Lindquist
                                                     ----------------------------------------------------------
                                                     Name:     Scott R. Lindquist
                                                     Title:    Senior Vice President, Finance and
                                                               Chief Accounting Officer